Exhibit 10.285


                             STOCK PLEDGE AGREEMENT
                           THIS STOCK PLEDGE AGREEMENT

     ("Agreement") is made and entered into this 29th day of June 2000, by and among Joe Martin ("Pledgor"), POLLUTION RESEARCH AND CONTROL CORP., a California corporation ("Pledgee"), and Craig E. Gosselin ("Pledgeholder"), with respect to the following facts:

     A. Pledgor has purchased common stock, no par value ("Common Stock"), of Pledgee pursuant to the excersise of an option granted under Pledgee's Employees' Stock Option Plan.

     B. Pledgor has paid for the Common Stock by issuing to Pledgee a promissory note ("Note") in the amount of $9,184.00 (the "Indebtedness").

     C. As security for the Indebtedness, Pledgor hasagreed to pledge to pledgee all of the outstanding shares of Common Stock ("Shares"), owned beneficially or otherwise by Pledgor to secure the performance of his obligations under the Note.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereafter contained, the parties hereto agree as follows:


1. Assignment of Collateral. As security for the due and punctual performance of all of the covenants and obligation of Pledgor under the Note,including payment of the Indebtedness,Pledgor hereby pledges to, deposits with, and delivers to Pledgeholder, and hereby creates a security interest in favor of Pledgee in the Shares and all dividends, interest or other distributions with respect to the Shares or made on account thereof (collectively "Collateral") . the term "Collateral," as used herein, shall include not only the Shares but also any of the following derived from or on account of the ownership thereof by Pledgor:

     1.1 Any stock dividend declared on the Shares;

     1.2 Any shares acquired by reason of the exercise of any stock rights, or rights of preemption, or warrants with respect to any of the Shares or stock dividends;

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     1.3 Any shares acquired by reason of any dividends or by reason of any reorganizations, recapitalization or otherwise;

     1.4 Any shares of any other corporation distributed as a spin-off or otherwise; and

     1.5 Any property of any nature whatsoever distributed in liquidation or partial liquidation by reason of Pledgor's ownership of the Shares:

     Concurrent herewith, Pledgor shall deliver a certificate representing the Shares to Pledgeholder together with a Stock Assignment Separate From Certificate or Form of Assignment, as the case may be, executed in blank ("stock powers") in the form of Exhibit 1.

2. Representations and Covenants. Pledgor represents, warrants and agree that:

     2.1 Pledgor has the right to enter into this Pledge Agreement and to pledge the Collateral as herein provided; and

     2.2 Each and every representation and warranty set forth in the Agreement is true and correct as of the date hereof.

     2.3 At the time of delivery of the Shares to Pledgeholder, the Shares will be free and clear of any and all liens, charges or encumbrances of any nature other than the security interest of Pledgeholder and Pledgee therein and Pledgor will not, directly or indirectly, create, assume, incur or suffer to exist any liens, charges or emcumbrances of any nature on any of the Shares, other than
(a) the security interest of Pledgeholder and Pledgee therein, (b) liens, charges or encumbrances arising from Pledgee' or Pledgeholder's own act and (c) as otherwise provided herein.

3. Additional Assignments. In the event of the dissolution or liquidation of the Company, or in the event of any reorganization, merger or consolidation thereof, or in the event of a sale of all or substantially all of the assets of the Company, or in the event of any reclasssification or increase in the number of issued shares of capital stock of the Company by reason of a stock dividend, stock split, recapitalization, conversion or exchange of shares or any like

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capital adjustment, all securities issued in exchange for or in respect of the
Shares and all securities , monies or other property of whatever nature distributed with respect to the Shares shall be pledged and delivered to Pledgeholder hereunder and Pledgor will promptly execute and deliver to Pledgeholder an assignment of all shares resulting therefrom and attributable to the Shares, and Pledgor agrees to transfer the certificates evidencing the same as additional collateral, and to be held by the Pledgeholder subject to all of the terms hereof.

4. Compromise of Claims. Pledgee may compromise or settle, at Pledgor's expense, any claim which may materially adversely affect Pledgee's interest in, or rights hereunder with respect to the collateral.

5. Payment of Taxes. Pledgor agrees to pay, prior to delinquency, all claims, taxes, charges, liens and assessments against the Collateral, or any part thereof, and upon the failure of Pledgor to do so, Pledgee, at his option, may pay the same and shall be the sole judge of the legality or validity thereof and the amount necessary for the discharge thereof; provided, however, that Pledgee may not pay or discharge any such claim, tax, charge, lien or assessment so long as the same does not matrrially adversely affect the Pledgee's interest or rights with respect to the Collateral and Pledgor is contesting the validity or amount thereof in good faith.

6. Release of Collateral . Pledgeholder and Pledgee agree that upon the payment in full of the principal on the Note in accordance with the terms thereof, the Collateral shall immediately be delivered to Pledgor free and clear of this Agreement and any all liens created hereby shall terminate and the Collateral then remaining and not previously applied against such obligations as provided herein held by Pledgeholder shall be promptly returned to Pledgor. Any Collateral to be returned to Pledgor upon termination of this Agreement shall be delivered, net of any transfer taxes or other expenses in connection with such return or release, by Pledgeholder, to Pledgor. Neither Pledgeholder nor Pledgee shall be deemed to have made any representation or warranty with respect to any Collateral so delivered , except that such Collateral is free and clear, on the date of delivery, of any and all liens, charges and emcumbrances arising from its own act or, in the case of Pledgee, the acts of Pledgeholder.

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7. Voting of Collateral . Unless and until any "Default" (as defined in Section
8 below) occurs under the Note or this Agreement, Pledgor shall have the right to vote the Shares or any portion thereof for any purpose not inconsistent with the terms of this Agreement. Pledgor shall be entitled to receive and retain cash dividends payable on the Collateral (provided the payment thereof does not violate the terms of this Agreement ), but any and all other dividends or stock or liquidating dividends, interest, distributions in property, returns of capital or other distibutions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock company received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in exchage for a redemption of any Collateral shall be and become part of the Collateral and, if received by Pledgor, shall be held in trust for the benefit of Pledgee and shall forthwith be delivered to Pledgeholder (registered in the name of Pledgor and accompanied by proper instruments of assignment executed by Pledgor in accordance with Pledgeholder's instuctions) to be held subject to the terms of this Agreement. Pledgeholder shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, power of attorney, dividend orders, and other instruments as Pledgor may request for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to this paragraph 7 and/or to receive the dividends which it is authorized to receive and retain pursuant to this paragraph 7. 8. Defaults. The occurrence of any of the following events shall constitute a default by Pledgor ( "Default" ) under this Agreement:

     8.1 Failure of Pledgor to keep or perform any of its obligations under this Agreement;

     8.2 Failure of Pledgor to pay the Indebtedness when due;

     8.3 Any representation or warranty made by Pledgor in this Agreement or the Agreement shall be false or misleading in any material respect;

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     8.4 Should Pledgor become insolvent or admit in writing his inability to pay his debts as they mature, or should Pledgor make an assignment for the benefit of creditors, or should bankruptcy, insolvency or other proceeding for relief of debtors be instituted by or against Pledgor, and if instituted against Pledgor assented to or not dismissed wihtin thirty 30 days after such institution;

     8.5 The levy of an attachment of execution against any of the Collateral.

9. Remedies after Default .

     9.1 Upon the occurrence and during the continuance of a Default, all rights of Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to paragraph 7 and/or to receive the dividends which it is authorized to receive and retain pursuant to paragraph 7 shall cease, and all such rights shall thereupon become vested in Pledgeholder who shall have the sole andexclusive right and authority to excercise such voting and/or consensual rights and powers and/or to receive and retain the dividends which Pledgor would otherwise be authorized to retain pursuant to paragraph 7. Any and all money and other property paid over to or received by Pledgeholder pursuant to the provisions of this paragraph 7 shall be retained by Pledgeholder as part of the Collateral and be applied in accordance with the provisions hereof. In the event of a default, Pledgeholder or Pledges may use the stock powers executed in blank and delivered hereunder to require that all or any part of the Collateral be transferred to Pledgee on the records of the Company and Pledgee shall be entitled to represent and vote the Shares. In addition to having the right to exercise any right or remedy of a secured party upon default under the California Commercial Code, Pledgeholder shall, if directed to do so by Written Notice, to the extent permitted by law, without being required to give any notice to Pledgor except as provided below:

          9.1.1 Apply any cash held by it hereunder to the payment of all obligations of Pledgor under the Note as provided below in this paragraph 9.

          9.1.2 If there shall be no such cash or if the cash so applied shall be insufficient to pay in full all such oblgations, sell the Collateral, or any part thereof, at public or private sale for cash, upon credit or for

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     future delivery, and at such price or prices as Pledgeholder may deem best, and Pledgeholder or Pledgee may (except as otherwise provided by law ) be the purchaser of any or all of the Collateral so sold and thereafter may hold the same, absolutely, free from any right or claim of whatsoever kind. Pledgeholder is authorized, at such sale, if it deems it is advisable so to do, to restrict the number of prspective bidders or purchasers and/or further retrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or resale of the Collateral and may otherwise require that such sale be conducted subject to restrictions as to such other matters as Pledgeholders may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws; upon any such sale Pledgeholder shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold, absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption, of Pledgor, who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Pledgeholder shall give Pledgor not less than 10 days' written notice of its intention to make any such public or private sale. Such notice, in case of public sale. shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Pledgeholder may fix in the notice of such sale. At any sale the Collateral may be sold in whole or in part, as Pledgeholder may determine. Pledgeholder shall not be obligated to make any sale pursuant to any such notice. Pledgholder may, without notice or publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or anypart of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Pledgeholder until the selling price is paid by the purchaser thereof, but neither Pledgeholder nor Pledgee shall incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Pledgee may be the purchaser of any or all of the

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     Collateral so sold and hold the same thereafter in its own right, free from any claim of Pledgor or right of redemption. At any such sale, for the purpose of making settlement or paymentfor the Shares so purchased, Pledgee shall be entitled to apply the unpaid principal balance, the Note toward the payment of the purchase price, or any part therof.

     9.2 On any sale of the Collateral, Pledgeholder is hereby authorized to comply with any limitation or restriction in connection with such sale that it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any governmental regulatory authority or officer or court. Compliance with the foregoing procedures shall result in such sale or disposition being considered or deemed to have been made in a commercially reasonable manner. The rights and remedies specified in this Agreement are cumulative and may be exercised from time to time in accordance with applicable law and as often as Pledgeholder deems advisable. No failure to execise or delay in the exercise of any right or remedy by Pledgeholder shall constitute a waiver of any such right or remedy. Notwithstanding the occurrence of an Event of Default, nothing in this Agreement shall be deemed to impose upon Pledgeholder or Pledgee any obligation to exercise any remedy hereunder.

     9.3 The proceeds of any sale of all or any part of the Collateral pursuant to this paragraph 9, together with all other moneys and property held as or received by Pledgeholder as or in respect of the Collateral shall be applied by the Pledgeholder in the following order of priority:

     First, to the payment of all costs and expenses of such sale, including reasonable compensation to Pledgeholder and his agents and counsel, and all expenses, liabilities and advances made or incurred by Pledgholder in connection therewith;

     Second, to the payment of the principal of, the Note;

     Third, if any moneys or other property shall remain, to the payment, of any other amounts due and owing under this Agreement (as specified by written notice to Pledgeholder from Pledgee); and

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     Fourth, to the payment of any surplus then remaining from such proceeds to the Pledgor, or otherwise as a court of competent jurisdiction may direct.

     9.4 Except as provided herein, Pledgor hereby agrees that it shall have no rights to the Collateral or the proceeds from the sale thereof in the event of a Default.

10. Termination of Employment of Pledgor. Upon the receipt of notice of the termination of Pledgor's employment with Pledgee for any reason, Pledgeholder shall deliver the Shares to Pledgee and this pledge sall be terminated. Upon receipt of the Shares, Pledgee shall cancel the Note and deliver to Pledgor the pro rate portion of Shares paid for by Pledgor under the Note.

11. Rights and obligations of Pledgeholder.

     11.1 General. Pledgeholder and Pledgee agree to hold the Collateral subject to and in accordance with the terms and provisions of this Agreement. It is understood and agreed that Pledgholder and Pledgee shall have no liability of any kind with respect to the Collateral other than to hold and deliver the Collateral in accordance with this Agreement.

     11.2 Resignation of Renewal. Pledgeholder may resign at any time by giving written notice of resignation to Pledgee and Pledgor. No resignation of Pledgeholder shall become effective untill the acceptance of its appoinment by a successor Pledgeholder appointed by Pledgee in accordance with this paragraph; provided, however, that, if no successor Pledgeholder shall have accepted its appointment at the expiration of 90 days from the date of delivery of such notice of resignation, the resigning Pledgeholder may petition any court of competent jurisdiction for the appointment of a successor Pledgeholder. Pledgee may at any time remove Pledgeholder for or without cause by written notice to Pledgeholder and Pledgor; provided the successor Pledgeholder is a bank, trust company, savings and loan association, escrow company or such other institution. No removal of Pledgeholder shall become effective until the acceptance of its appointment by successor Pledgeholder appointed by Pledgee in accordance with this paragraph. If Pledgeholder shall resign, be removed or otherwise become incapable of acting as such on behalf of Pledgee, Pledgee shall, by written notice as promptly thereafter as practicable, appoint a successor Pledgeholder,

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provided the successor Pledgeholder is a bank, trust company, savings and loan association, escrow company or such other institution. Pledgee shall furnish notice to Pledgor of the appoinment of a successor Pledgeholder. Every successor Pledgeholder appointed by Pledgee shall execute and deliver to Pledgor and Pledgee an instrument accepting its appointment and assuming all of the obligations of a Pledgeholder under this Agreement. Upon the removal, resignation or other incapacity of a Pledgeholder, such Pledgeholder shall assign, transfer and deliver to the successor Pledgeholder the Shares and all other property and instruments delivered to Pledgeholder hereunder.

     11.3 Liability. Pledgeholder shall not be liable for any action taken or omitted by it except in the case of his gross negligence, willful misconduct or bad faith and may consult with counsel of his own choice and shall have full and complete authorization and protection for any action taken or suffered by him hereunder in good faith and in accordance witrh the opinion of such counsel. Pledgor and Pledgee hereby waive all claims of any kind against Pledgeholder; each hereby agrees to indemnify Pledgeholder from and against any and all obligations, liabilities, loss, cost, or expense, including but not limited to attorneys' fees, arising in any way from any claims, demands or action of any kind being made or taken against Pledgeholder in connection with this Pledge Agreement; and should conflicting demands be made on Pledgeholder, Pledgeholder may act or refuse to act, in his sole discretion, unless pursuant to court order, or he may interplead the parties and, if he does, Pledgor and Pledgee jointly and severally agree to pay his attorneys' fees in connection therewith.

     11.4 No Investigation. Pledgeholder shall not be required to make any investigation or inquiry as to the existence of any event of default, but for all purposes of this Agreement shall conclusively rely, as to the existence or nonexistence of any event or Default on a written notice of Pledgee, delivered to the Pledgeholder; provided Pledgor is given at least ten (10) days written notice of the notice received by Pledgeholder from Pledgee. Notwithstanding the foregoing, Pledgeholder shall conclusively rely on such written notice of Pledgee even if Pledgeholder receives a conflicting notice from Pledgor. Pledgeholder shall give prompt written notice to Pledgee of any failure by Pledgor to comply with the provisions of this Agreement. If, and only if,

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Pledgor is in Default, Pledgee may, upon written notification thereof to
Pledgeholder, cause the Collateral to be transferred to Pledgee. Pledgeholder, upon receipt of written notification of Default from Pledgee, shall give written notice to Pledgor of the instructions received by Pledgeholder from Pledgee and if, within ten (10) days after such notice shall be deemed received by Pledgor, Pledgeholder has not received written instructions from Pledgor claiming that no Default has occured and the Collateral should not be transferred to Pledgee, then Pledgeholder shall cause the Collateral to be transferred to Pledgee, If , however, Pledgeholder shall receive such written instructions from Pledgor within such ten (10) day period, then Pledgeholder shall file an interpleader action with respect to the Collateral.

     11.5 Fees and Expenses. Pledgor and Pledgee shall each pay one-half of all fees and expenses (including counsel fees) incurred or charged by Pledgeholder acting hereunder or in connection herewith.

12. Advances. All advances, charges, costs and expenses, including but not limited to attorneys' fees, incurred or paid by Pledgee in excercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, or in exercising any right , power, or remedy conferred by the California Commercial Code or state rule or statute, Shall be and become a part of the Indebtedness secured hereunder and shall be paid to Pledgee by Pledgor upon demand.

13. Presentment and Notice. Pledgee shall not be under any duty or obligation whatsoever to make or give any presentment, demand for perfomance, notice of non-performance, protest, notice of protest or notice of dishonor in connection with the Indebtedness or otherwise.

14. Waivers by Pledgor. Pledgor waives any right to require Pledgee to:

     14.1 proceed against any other person

     14.2 proceed against or exhaust any other security which Pledgee may now or hereafter have, or any indebtedness which Pledgee may now or hereafter have; or

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     14.3 pursue any other remedy in Pledgee's power.

     14.4 plead any statute of limitations as a defense to any demand, action, suit, or proceeding pursuant to this Pledge Agreement. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder, shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy and shall not preclude the further exercise thereof; and every right, power or remedy of Pledgee shall continue in full force and effectuntil such right, power or remedy is specifically waived by an instrument in writing excuted byPledgee. Pledgor waives any defense arising by reason of any disability or other defense of Pledgor or any other person, or by reason of cessation from any cause whatsoever of the liability of Pledgor or any other person. Until the Indebtedness shall have been fully satisfied, Pledgor shall not have any right of subrogation, and Pledgor waives any right to enforce any remedy which Pledgee now or hereafter may have against any person, and waives any benefit of any right to participate in the Collateral or any other Security whatsoever now or hereafter held by Pledgee.

15. Subordination. Pledgor hereby subordinates to and in favor of Pledgee, all right, title and interest now or hereafter possessed or aquired by Pledgor in or with respect to any of the property which is or may hereafeter be or become included as part of the Collateral, to the end and the intent that the pledge hereunder in favor of Pledgee shall be and remain prior and preferred to any pledge, lien, charge or claim of Pledgor of, on or with respect to any such property until the Indebtedness shall have been fully satisied.

16. Transfers by Pledgee. Upon the transfer of all or any part of the Pledgee's right under the Indebtedness, Pledgee may transfer its rights hereunder with respect to all or any part of the Collateral and shall be fully discharged thereafter from all liability and responsibility in connection with such of the Collateral with respect to which such rights have been so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder in connection with such of the Collateral with respect to which such rights have been so transferred; provided, however, that with respect to any Collateral to which Pledgee's rights have not been so transferred, Pledgee shall retain all rights and powers hereby given.

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17. Notices. Any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if given be personal delivery, telex, facsimile, telegram or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication be given by personal delivery, telex, facsimile or telegram, notice shall be conclusively deemed made at the time such delivery. If such notice, demand or other communication be given by mail, such shall be conclusively deemed given forty-eight (48) hours after the deposit therof in the United States mail addressed to the party to whom such notice, demand or communication is to be given as hereinafter set forth:

To Pledgee:               Pollution Research and Control Corp
                          506 Paula Avenue
                          Glendale,  Ca  91201

To Pledgor:               Imelda Facundo
                          506 Paula Avenue
                          Glendale, Ca 91201

To Pledgeholder:          Craig E. Gosselin
                          506 Paula Avenue
                          Glendale, Ca  91201

Any party hereto may change its address for the purpose of receiveing notices, demands and other communications as herein provided by a written notice given in the manner aforsaid to the other party or parties hereto.

18.Governing Law. This document shall, in all respects, be governed by the laws of State of California applicable to agreements excuted and to be wholly performed within the State of California. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and

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wherever there is any conflict between any provision contained herein and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail but the provision of this document which is affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law.

19. Specific Performance. It is agreed that the ights granted to the Pledgee hereunder are of a special and nique kind and character and that, if there is a breach by ledgor of any material provision of this document, Pledgee would ot have any adequate remedy at law. It is expressly agreed, herefore, that the rights of Pledgee he under may be enforced y an action for specific performance and such other equitable relief as is provided under the laws of the State of California.

20. Further Assurance. Each of the parties hereto shall execute and deliver any and all additional papers, document, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

21. Costs. Any and all costs, including reasonable attorneys' fees, incurred by the Pledgee in connection with the collection of the Indebtedness, the enforcement of this Agreement or the recovery of the Collateral or its sale to satisfy the Indebtedness, shall be the personal obligation of and shall be paid by Pledgor.

22. Amendment. no amendment, change or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

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23. Sucessors and Assigns. All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representives, successors and assigns.

24. Exhibits. All exhibits attached hereto and referred to herein are hereby incorporated herein as though set forth at length.

25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written

Pledgor:
/s/ Joe Martin
-----------------------------



Pledgeholder:                               Pledgee:
                                            POLLUTION RESEARCH AND
                                            CONTROL CORP.


/s/ Craig E. Gosselin                       By:  /s/  Albert E. Gosselin
-----------------------------               ------------------------------------
     Craig E. Gosselin                                Albert E. Gosselin,
                                                      President


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                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, the undersigned hereby sells, asigns and transfers unto Pollution Research and Control Corp. the 4,592 shares of Common Stock of POLLUTION RESEARCH AND CONTROL CORP., a California corporation, standing in the undersigned's name on the books of said Corporation represented by Certificate No._________________ herewith, and does hereby irrevocably constitute and appoint Albert E. Gosselin, Jr., Attorney to transfer said stock listed on the books of said Corporation with full power of subtitution in the premises.


Dated: June 29, 2000
                                            By:  /s/  Joe Martin
                                               --------------------------------
                                                      Joe Martin

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